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                                                                    Exhibit 10.2

         THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") NOR QUALIFIED UNDER THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968, AS AMENDED, (THE "CALIFORNIA SECURITIES LAW"). THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT AND THE SECURITIES LAW. THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE WITH THE CALIFORNIA SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND COMPLIANCE ARE NOT REQUIRED.

                                                        Warrant to Purchase
                                                          500,000 Shares of
                                                               Common Stock
                                                        As Herein Described

                      WARRANT TO PURCHASE COMMON STOCK OF

                         INTERPLAY ENTERTAINMENT CORP.

         This is to certify that, for value received, Brian Fargo, or a proper assignee (in case, the "Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Interplay Entertainment Corp., a Delaware corporation (the "Company"), having its principal place of business at 16815 Von Karman Avenue, Irvine, California 92606, at any time during the period from the date hereof to 5:00 p.m., California time, on the third anniversary of the date hereof (the "Expiration Date") at which time this Warrant shall expire and become void, five hundred thousand (500,000) shares ("Warrant Shares") of the Company's Common Stock (the "Common Stock"). This Warrant shall be exercisable at One and 75/100 Dollars ($1.75) per share (the "Exercise Price"). The number of shares of Common Stock to be received upon exercise of this Warrant and the Exercise Price shall be adjusted from time to time as set forth below. This Warrant also is subject to the following terms and conditions:

         1.     Exercise and Payment; Exchange.
                ------------------------------

                1.1 This Warrant may be exercised in whole or in part at any time from and after the date hereof and before the Expiration Date, but if such date is a day on which federal or state chartered banking institutions located in the State of California are authorized to close, then on the next succeeding day which shall not be such a day. Exercise shall be by presentation and surrender to the Company at its principal office, or at the office of any transfer agent designated by the Company, of (i) this Warrant, (ii) the attached exercise form properly executed, and (iii) either (A) a certified or official bank check for the Exercise Price for the number of Warrant Shares specified in the exercise form; or (B) other securities of the Company owned by the Holder and having a fair market value determined as set forth in Section 3 hereof equal to the Exercise Price for the number
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of Warrant Shares specified in the exercise form or (C) any combination of the consideration specified in the foregoing clauses (A) and (B). If this Warrant is exercised in part only, the Company or its transfer agent shall, upon surrender of the Warrant, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the remaining number of Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant in proper form for exercise, accompanied by payment as aforesaid, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered by the Holder.

          1.2  Exchange of Warrant for Common Stock. In addition to and without
               ------------------------------------
limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right, upon its written request delivered or transmitted to the Company together with this Warrant, to exchange this Warrant, in whole or in part at any time or from time to time from and after the date hereof and on or prior to the Expiration Date, for the number of shares of Common Stock having an aggregate fair market value (determined as set forth in Section 3 hereof) on the date of such exchange equal to the difference between (i) the aggregate fair market value on the date of such exchange (determined as set forth in Section 3 hereof) of a number of Warrant Shares designated by the Holder and (ii) the aggregate Exercise Price the Holder would have paid to the Company to purchase such designated number of Warrant Shares, and, if a balance of purchasable Warrant Shares remains after such exchange, the Company shall execute and deliver to the Holder a new Warrant evidencing the right of the Holder to purchase such balance of Warrant Shares. No payment of any cash or other consideration shall be required. Such exchange shall be effective upon the date of receipt by the Company of the original Warrant surrendered for cancellation and a written request from the Holder that the exchange pursuant to this Subsection be made, or at such later date as may be specified in such request. Upon receipt by the Company of this Warrant in proper form for exchange, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such exchange, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered by the Holder.

          1.3  Conditions to Exercise or Exchange. The restrictions in Section 7
               ----------------------------------
shall apply, to the extent applicable by their terms, to any exercise or exchange of this Warrant permitted by this Section 1.

     2.   Reservation of Shares. The Company shall, at all times until the
          ---------------------
expiration of this Warrant, reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares which shall be required for issuance and delivery upon exercise of this Warrant.

     3.   Fractional Interests. The Company shall not issue any fractional
          --------------------
shares or script representing fractional shares upon the exercise or exchange of this Warrant. With respect to any fraction of a share resulting from the exercise or exchange hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current fair market value per share of Common Stock, determined as follows:

          3.1 If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange or is listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the current fair market value shall be the last reported sale price of the Common Stock on such exchange or NASDAQ on the last business

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day prior to the date of exercise of this Warrant or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or NASDAQ;

          3.2 If the Common Stock is not so listed or admitted to unlisted trading privileges or quoted on NASDAQ, the current fair market value shall be the mean of the last bid and asked prices reported on the last business day prior to the date of the exercise of this Warrant (i) by NASDAQ, or (ii) if reports are unavailable under clause (i) above, by the National Quotation Bureau Incorporated; or

          3.3 If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current fair market value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Company's Board of Directors in good faith.

     4.   No Rights as Stockholders. This Warrant shall not entitle the Holder
          -------------------------
to any rights as a stockholder of the Company, either at law or in equity. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     5.   Adjustments in Number and Exercise Price of Warrant Shares.
          ----------------------------------------------------------

          5.1 The number of shares of Common Stock for which this Warrant may be exercised and the Exercise Price therefor shall be subject to adjustments as follows:

               (a) If the Company is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of shares of Common Stock for which this Warrant may be exercised shall be increased or reduced, as of the record date for such recapitalization in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all of the Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

               (b) If the Company declares a dividend on Common Stock payable in Common Stock or securities convertible into Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend shall equal the aggregate amount so payable immediately before such record date.

               (c) If the Company distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than cash, Common Stock or securities convertible into Common Stock), the Company shall give written notice to the Holder of any such

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distribution at least thirty (30) days prior to the proposed record date in order to permit the Holder to exercise this Warrant on or before the record date. There shall be no adjustment in the number of shares of Common Stock for which this Warrant may be exercised, or in the Exercise Price, by virtue of any such distribution.

               (d) If the Company offers rights or warrants to the holders of Common Stock which entitle them to subscribe to or purchase additional Common Stock or securities convertible into Common Stock, the Company shall give written notice of any such proposed offering to the Holder at least thirty (30) days prior to the proposed record date in order to permit the Holder to exercise this Warrant on or before such record date. There shall be no adjustment in the number of shares of Common Stock for which this Warrant may be exercised, or in the Exercise Price, by virtue of any such distribution.

               (e) If the event, as a result of which an adjustment is made under paragraph (a) or (b) above, does not occur, then any adjustments in the Exercise Price or number of shares issuable that were made in accordance with such paragraph (a) or (b) shall be adjusted to the Exercise Price and number of shares as were in effect immediately prior to the record date for such event.

          5.2 In the event of any reorganization or reclassification of the outstanding shares of Common Stock (other than a change in par value or from no par value to par value, or from par value to no par value, or as a result of a subdivision or combination) or in the event of any consolidation or merger of the Company with another entity after which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise (any such transaction, a "Reorganization"), at any time prior to the expiration of this Warrant, upon subsequent exercise of this Warrant the Holder shall have the right to receive the same kind and number of shares of Common Stock and other securities, cash or other property as would have been distributed to the Holder upon such reorganization, reclassification, consolidation or merger had the Holder exercised this Warrant immediately prior to such reorganization, reclassification, consolidation or merger, appropriately adjusted for any subsequent event described in this Section 5. The Holder shall pay upon such exercise the Exercise Price that otherwise would have been payable pursuant to the terms of this Warrant. If any such reorganization, reclassification, consolidation or merger results in a cash distribution in excess of the then applicable Exercise Price, the holder may, at the Holder's option exercise this Warrant without making payment of the Exercise Price, and in such case the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full, and in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder. In the event of any such reorganization, merger or consolidation, the corporation formed by such consolidation or merger or the corporation which shall have acquired the assets of the Company shall execute and deliver a supplement hereto to the foregoing effect, which supplement shall also provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Warrant.

          5.3 If the Company shall, at any time before the expiration of this Warrant, dissolve, liquidate or wind up its affairs, the Holder shall have the right to receive upon exercise of this Warrant, in lieu of the shares of Common Stock of the Company that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued,

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distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such Common Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any such dissolution, liquidation or winding up results in any cash distribution in excess of the Exercise Price provided by this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full and, in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder.

          5.4 Whenever this Warrant shall be adjusted as required by the provisions of this Section 5, the Company forthwith shall file in the custody of its secretary or an assistant secretary, at its principal office, an officer's certificate showing the adjusted number of Warrant Shares and Exercise Price and setting forth in reasonable detail the circumstances requiring the adjustment. Each such officer's certificate shall be made available at all reasonable times during reasonable hours for inspection by the Holder.

     6.   Notices to Holder. So long as this Warrant shall be outstanding (a) if
          -----------------
the Company shall pay any dividends or make any distribution upon the Common Stock otherwise than in cash or (b) if the Company shall offer generally to the holders of Common Stock the right to subscribe to or purchase any shares of any class of Common Stock or securities convertible into Common Stock or any similar rights or (c) if there shall be any capital reorganization of the Company in which the Company is not the surviving entity, recapitalization of the capital stock of the Company, any Reorganization, any sale, lease or other transfer of all or substantially all of the property and assets of the Company, or voluntary or involuntary dissolution, liquidation or winding up of the Company, then in such event, the Company shall cause to be mailed to the Holder, at least thirty
(30) days prior to the relevant date described below (or such shorter period as is reasonably possible if thirty days is not reasonably possible), a notice containing a description of the proposed action and stating the date or expected date on which a record of the Company's shareholders is to be taken for the purpose of any such dividend, distribution of rights, or such reclassification, reorganization, consolidation, merger, conveyance, lease or transfer, dissolution, liquidation or winding up is to take place and the date or expected date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event.

     7.   Transfer, Exercise, Exchange, Assignment or Loss of Warrant, Warrant
          --------------------------------------------------------------------
Shares or Other Securities.
--------------------------

          7.1 This Warrant may be transferred, exercised, exchanged or assigned ("transferred"), in whole or in part, subject to the following restrictions. This Warrant and the Warrant Shares or any other securities ("Other Securities") received upon exercise of this Warrant shall be subject to restrictions on transferability until registered under the Securities Act of 1933, as amended (the "Securities Act"), unless an exemption from registration is available. Until this Warrant and the Warrant Shares or Other Securities are so registered, this Warrant and any certificate for Warrant Shares or Other Securities issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, stating that this Warrant, the Warrant Shares or Other Securities may not be sold, transferred or otherwise disposed of unless, in the opinion of counsel satisfactory to the Company, which may be counsel to the Company, that the Warrant, the Warrant Shares or Other Securities may

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be transferred without such registration. This Warrant and the Warrant Shares or
Other Securities may also be subject to restrictions on transferability under applicable state securities or blue sky laws.

          7.2 Until this Warrant, the Warrant Shares or Other Securities are registered under the Securities Act, the Company may require, as a condition of transfer of this Warrant, the Warrant Shares, or Other Securities that the transferee (who may be the Holder in the case of an exercise or exchange) represent that the securities being transferred are being acquired for investment purposes and for the transferee's own account and not with a view to or for sale in connection with any distribution of the security. The Company may also require that transferee provide written information adequate to establish that the transferee is an "accredited investor" within the meaning of Regulation D issued under the Securities Act, a purchaser meeting the requirements of
Section 25102(f) of the California Securities Law, or otherwise meets all qualifications necessary to comply with exemptions to the Securities Act and California Securities Law, all as determined by counsel to the Company.

          7.3 Any transfer permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office or to the Transfer Agent at its offices with a duly executed request to transfer the Warrant, which shall provide adequate information to effect such transfer and shall be accompanied by funds sufficient to pay any transfer taxes applicable. Upon satisfaction of all transfer conditions, the Company or Transfer Agent shall, without charge, execute and deliver a new Warrant in the name of the transferee named in such transfer request, and this Warrant promptly shall be cancelled.

          7.4 Upon receipt by the Company of evidence satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of reasonable satisfactory indemnification, or, in the case of mutilation, upon surrender of this Warrant, the Company will execute and deliver, or instruct the Transfer Agent to execute and deliver, a new Warrant of like tenor and date, any such lost, stolen or destroyed Warrant thereupon shall become void.

          7.5 Each Holder of this Warrant, the Warrant Shares and any Other Securities shall indemnify and hold harmless the Company, its directors and officers, and each other person, if any, who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or any such person may become subject under the Securities Act, California Securities Law or any statute or common law, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon the disposition by such Holder by such Holder of the Warrant, the Warrant Shares or Other Securities in violation of this Warrant.

     8.   No Dilution or Impairment. The Company will not, by amendment of its
          -------------------------
Certificate of Incorporation or otherwise, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times, in good faith, take all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment.

     9.   Market Stand-Off. If requested by the Company and an underwriter of
          ----------------
Common Stock (or other securities) of the Company, a Holder shall not sell or otherwise transfer or dispose of any Warrant Shares or Other Securities held by such Holder (other than those included in the

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registration, if any) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act (other than a registration statement relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the Warrant Shares or Other Securities subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

     10.  Notices. All notices and other communications required or permitted
          -------
hereunder shall be in writing and shall be deemed effectively given upon personal delivery or facsimile transmission to the party to be notified, or one
(1) day after deposit with a nationally recognized overnight delivery service, all delivery charges paid, or three (3) days after deposit with the United States mail, by registered or certified mail, postage prepaid, in any such case addressed (a) if to Holder, at the address of Holder appearing on the records of the Company, or at such other address as Holder shall have furnished to the Company in writing in accordance with this Section 10, or (b) if to the Company, at its principal office set forth above, or any other address which the Company shall have furnished to Holder in writing in accordance with this Section 10.

     11.  Amendment. Any provision of this Warrant may be amended or the
          ---------
observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

     12.  Governing Law. This Warrant shall be governed by and construed in
          --------------
accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the Company has executed this Warrant as of April 11, 2001.

                                        Interplay Entertainment Corp.


                                        By: _________________________________
                                            Manuel Marrero
                                            Chief Financial Officer

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                                                                         Annex A
                                                                         -------

                              [FORM OF EXERCISE]

                   (To be executed upon exercise of Warrant)

          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase __________ shares of Common Stock and herewith tenders payment for such shares of Common Stock to the order of Interplay Entertainment Corp. the amount of $__________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of _______________________________ whose address is ___________________________________. If said number of shares of
Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the shares of Common Stock be registered in the name of __________________________ whose address is _____________________________ and that such Warrant Certificate be delivered to ________________________, whose address is _________________________________.
Dated:

                               Signature: ______________________________________
                               (Signature must conform in all respects to name of holders as specified on the face of the Warrant Certificate.)

_____________________________
(Insert Social Security or
Taxpayer Identification
Number of Holder.)